SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to section 13 or 15 (d) of the Securities Exchange Act



                                September 8, 1999
                                 Date of Report
                        (Date of Earliest Event Reported)


                               Americom USA, Inc.
                    (Exact Name as Specified in its Charter)


           Delaware                   0-023769                 52-2068322
         (State or other            (Commission            (I.R.S. Employer
         jurisdiction of            File Number)             Identification No.)
         incorporation)


                                1303 Grand Avenue
                       Arroyo Grande, California, CA 93420
                    (Address of principal executive offices)


                                  805/542-6700
                          Registrant's telephone number




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ITEM 2. Acquisition or Disposition of Assets

On September 8, 1999 AmeriComUSA, Inc. and Telespace, Limited agreed to the cancellation of their merger, previously announced on July 1, 1999.

AmericomUSA,  Inc.'s  proposed   acquisition  of  privately  held   DigiCities,
Incorporated, announced on July 2, 1999, is not impacted by the cancellation of the Telespace merger. Although the terms of the Memorandum of Understanding with DigiCities, Incorporated previously envisaged completion of the Telespace merger, management of both AmericomUSA and DigiCities have agreed that the acquisition of DigiCities will proceed without the Telespace merger.


Item 7.  Financial Statements and Exhibits

EXHIBITS

Telespace, Ltd. and AmeriComUSA, Inc. press release dated September 20, 1999.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     AMERICOM USA, INC.



                                                By:  /s/ ROBERT M. CEZAR
                                                         ----------------------
                                                         Robert M. Cezar
                                                         Chief Executive Officer

                                                Dated: September 20, 1999